SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2008

TVI CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-10449	52-1085536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 Holladay Tyler Road, Glenn Dale, MD 20769

(Address of Principal Executive Offices)

(301) 352-8800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective as of September 30, 2008, and in connection with the change of transfer agent and registrar described under Item 8.01 below, TVI Corporation (the “Company”) appointed American Stock Transfer & Trust Company as the successor rights agent under the Company’s Stockholder Rights Agreement, and amended the Stockholder Rights Agreement to evidence this change. A copy of Amendment No. 1 to Stockholder Rights Agreement is attached to this Form 8–K as Exhibit 4.1 and incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

Effective as of September 30, 2008, the Company appointed American Stock Transfer & Trust Company to be the new transfer agent and registrar of the Company’s common stock, par value $0.01 per share, replacing Securities Transfer Company.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

4.1	Amendment No. 1 to Stockholder Rights Agreement dated as of September 30, 2008, by and between Securities Transfer Company, TVI Corporation and American Stock Transfer & Trust Company, as successor Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TVI CORPORATION
(Registrant)

Date: October 6, 2008	/s/ Sherri Voelkel
Sherri Voelkel
Senior Vice President and Chief Financial Officer

3